                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) August 23, 2005


                             BKF CAPITAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            1-10024                                    36-0767530
--------------------------------------------------------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)

    ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                 10020
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                (Zip Code)

                                  212-332-8400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

BKF Capital Group, Inc. ("BKF" or the "Company") and John A. Levin entered into Transition/Separation Agreement (the "Agreement") as of August 23, 2005. Under the terms of the Agreement, Mr. Levin will continue as Chief Executive Officer until the earlier of October 1, 2005 or the retention of a successor. Until the resignation date, BKF shall continue to pay Mr. Levin his base salary at the current rate and Mr. Levin shall continue to participate in all employee benefit plans, programs and arrangements of BKF. Mr. Levin shall not be entitled to receive any portion of the annual bonus otherwise payable to him in respect of the year ending December 31, 2005.

Mr. Levin will serve as a consultant to BKF for a period (the "Consulting Period") commencing on the resignation date and ending on the earliest to occur of (i) the third anniversary of the resignation date, (ii) termination of the Consulting Period by Mr. Levin upon 30 days advance written notice to BKF; provided that any termination pursuant to this clause (ii) may not occur prior to April 1, 2006; and (iii) termination of the Consulting Period by BKF at any time upon 30 days advance written notice to Mr. Levin. During the Consulting Period, BKF shall pay Mr. Levin a consulting fee at the rate of $30,000 per month.

Mr. Levin will also serve as Chairman Emeritus (a non-voting advisor to the Board of Directors). In addition, Mr. Levin will be involved in a new investment management venture in which BKF will have an economic interest. Under the arrangement, Mr. Levin's new venture will be permitted to solicit certain clients of the Company (representing approximately $2.5 billion of the Company's $12.4 billion in assets under management as of June 30, 2005) and occupy space at the Company's headquarters. These clients are primarily comprised of accounts relating to family of Mr. Levin, high net worth individuals with accounts following long-only strategies and clients invested in short-biased alternative investment strategies.

Mr. Levin will also be authorized to hire a limited number of the firm's employees closely involved with the management and administration of the accounts he will be authorized to solicit. He will not be able to solicit or hire any other employee of BKF prior to the date which is 36 months following the time Mr. Levin ceases to be an employee of BKF, except that Mr. Levin shall be permitted at any time to solicit and, on or following January 1, 2007, to hire, certain employees associated with the event-driven strategies and one portfolio manager for an alternative strategy in its seed capital phase.

Under the Agreement, with respect to unrestricted shares of BKF common stock currently held by Mr. Levin, (i) 1/3 of such shares may be contributed by Mr. Levin to any foundation or other entity controlled by him at any time (which shares may not be resold or otherwise transferred by the foundation in any volitional transaction to any third party prior to April 1, 2006) ; (ii) an additional 1/3 of such shares may be sold or otherwise transferred by Mr. Levin at any time to any party, subject to compliance with any applicable securities laws or other legal restrictions; and (iii) 1/3 of such shares shall be held by Mr. Levin until the earlier of (x) 36 months following the date of Mr. Levin's resignation as Chief Executive Officer of BKF and (y) 10 days following the termination of the Consulting Period; provided, however, that if a foundation described in clause (i) above sells or transfers any shares of BKF common stock prior to April 1, 2006 in a non-volitional transaction or otherwise, the number of shares that Mr. Levin may sell under clause (ii) shall be reduced, share-for-share, by the number of shares so sold or transferred by the foundation to the extent that Mr. Levin has not then already sold or transferred all of the shares which he is otherwise permitted to sell under clause (ii).

Under the Agreement, Mr. Levin will establish, for a one-year period, a blind trust account with the BKF Long Only group of at least $5,000,000 (the "Blind Trust Arrangement") and the aggregate fees payable by Mr. Levin to BKF and its affiliates in respect of the Blind Trust Arrangement shall be 75 basis points. Following Mr. Levin's cessation of employment with BKF for any reason, Mr. Levin shall not be prohibited from using his name (or any derivations thereof) for any purposes (except that for 1 year following Mr. Levin's resignation as Chief Executive Officer (or such earlier period as BKF shall subsequently agree in writing) he shall not use the name John A. Levin or John Levin in the name of the successor business, and BKF agrees to cease using the name "John A. Levin" or any similar modification of the term "Levin" (e.g., "J.A. Levin" or "John Levin") within one year following the cessation of employment.

ITEM 8.01. OTHER EVENTS.

On August 23 2005, the Company issued a press release announcing that it has reached an agreement with John A. Levin, the Company's current Chief Executive Officer, which provides for a continuing relationship between Mr. Levin and the Company. Mr. Levin will continue as Chief Executive Officer until the earlier of October 1, 2005 or the retention of a successor. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (C) EXHIBITS

Exhibit                                  Description
-------          ------------------------------------------------------------
10.1             Transition/Separation Agreement, dated as of August 23, 2005, by and between BKF Capital Group, Inc. and John A. Levin.

99.1             Press release, dated August 23, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 24, 2005

                                     BKF CAPITAL GROUP, INC.

                                     By:    /s/ Norris Nissim
                                            ------------------------------
                                     Name:  Norris Nissim
                                     Title: Vice President, General Counsel and
                                            Secretary

                                INDEX TO EXHIBITS

 Exhibit                                    Description
---------        ---------------------------------------------------------------
10.1             Transition/Separation Agreement, dated as of August 23, 2005, by and between BKF Capital Group, Inc. and John A. Levin.

99.1             Press release, dated August 23, 2005.